UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  September 9, 2016
(Date of earliest event reported:  September 7, 2016)

ELIZABETH ARDEN, INC.
(Exact Name of Registrant as Specified in its Charter)

Florida	1-6370	59-0914138
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

880 Southwest 145th Avenue, Suite #200, Pembroke Pines, Florida	33027
(Address of Principal Executive Offices)	(Zip Code)

(954) 364-6900
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 1.02.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Overview of Transactions

On September 7, 2016 (the “Closing Date”), Revlon, Inc. and Revlon Consumer Products Corporation, Revlon, Inc.’s direct wholly-owned operating subsidiary (“RCPC” and, together with Revlon, Inc. and their subsidiaries, “Revlon”), completed the acquisition (the “Acquisition”) of Elizabeth Arden, Inc. (“Elizabeth Arden”). Pursuant to the terms of the previously-announced Agreement and Plan of Merger, dated as of June 16, 2016 (the “Merger Agreement”), by and among Revlon, RR Transaction Corp., a wholly-owned direct subsidiary of RCPC (“Acquisition Sub”), and Elizabeth Arden, Acquisition Sub merged with and into Elizabeth Arden, with Elizabeth Arden continuing as the surviving corporation (the “Merger”). As a result of the Merger, Elizabeth Arden became a wholly-owned subsidiary of RCPC.

In connection with and substantially concurrently with the closing of the Merger: (i) RCPC, together with Revlon, Inc., entered into a 7-year $1,800.0 million senior secured term loan facility (the “Term Loan Facility”) and a 5-year $400.0 million senior secured asset-based revolving credit facility (the “Revolving Credit Facility” and such facility, together with the Term Loan Facility, the “Senior Facilities”); and (ii) Revlon Escrow Corporation (the “Escrow Issuer”), a wholly-owned subsidiary of RCPC, was merged with and into RCPC, with RCPC as the surviving corporation, and the net proceeds from the previously-announced issuance and sale of the Escrow Issuer’s 6.25% Senior Notes due 2024 (the “6.25% Senior Notes”), which closed on August 4, 2016 (the “6.25% Senior Notes Offering”), were released from escrow. In connection with entering into the Senior Facilities, RCPC maintained its existing floating-to-fixed interest rate swap based on a notional amount of $400 million under the Term Loan Facility.

The proceeds of RCPC’s 6.25% Senior Notes Offering and the Term Loan Facility, together with approximately $35.0 million of borrowings under the Revolving Credit Facility and approximately $126.7 million of RCPC’s cash on hand, were used to fund the Merger consideration and repurchase of each share of Elizabeth Arden’s Series A Serial Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), to pay costs and expenses related to the Merger and to repay, refinance or retire: (1) RCPC’s existing 2011 term loan due 2017 and RCPC’s 2013 term loan due 2019, which were governed by the same term loan facility agreement; (2) the full outstanding principal amount of Elizabeth Arden’s 7⅜% senior notes due 2021 (for which RCPC on the Closing Date gave a notice of optional redemption scheduled to be completed on October 7, 2016); (3) all outstanding borrowings under Elizabeth Arden’s revolving credit facility; and (4) all outstanding borrowings under Elizabeth Arden’s second lien credit facility.  RCPC also terminated its existing revolving credit facility due 2018.

Agreement and Plan of Merger

On the Closing Date, pursuant to the terms of the previously-disclosed Merger Agreement, Revlon completed the Acquisition of Elizabeth Arden through the Merger.  As a result of the Merger, Elizabeth Arden became a wholly-owned subsidiary of RCPC.  Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each of Elizabeth Arden’s issued and outstanding shares of common stock, par value $0.01 per share (“Common Stock”) (other than any shares held by Elizabeth Arden as treasury shares or shares held by Revlon (such shares, “Excluded Shares”)) were cancelled and extinguished and converted into the right to receive $14.00 in cash, without interest, less any required withholding taxes (the “Per Share Merger Consideration”).  At the Effective Time, each stock option of Elizabeth Arden that was outstanding and unexercised immediately prior to the Effective Time was cancelled and extinguished and converted into the right to receive a cash payment equal to the number of shares of Common Stock subject to such option multiplied by the excess, if any, of the Per Share Merger Consideration over the exercise price of such stock option (the “Option Payment”).  At the Effective Time, each restricted share unit (“RSU”) of Elizabeth Arden became fully vested and converted into the right to receive a cash payment equal to the number of RSUs multiplied by the Per Share Merger Consideration (the “RSU Payment”).

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to Elizabeth Arden’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 17, 2016.

Nightingale Agreement
At the Effective Time, pursuant to the previously-disclosed Preferred Stock Repurchase and Warrant Cancellation Agreement, dated June 16, 2016 (the “Nightingale Agreement”), by and among Nightingale Onshore Holdings L.P. and Nightingale Offshore Holdings L.P. (collectively, “Nightingale”), Elizabeth Arden and Revlon, (i) the warrants held by Nightingale for the purchase of up to 2,452,267 shares of Elizabeth Arden Common Stock at an exercise price of $20.39 were cancelled, (ii) Elizabeth Arden repurchased each share of Elizabeth Arden Series A Preferred Stock held by Nightingale on the terms set forth therein, and (iii) the Shareholders Agreement, dated August 19, 2014, by and between Nightingale and Elizabeth Arden, which set forth the rights of Nightingale as a shareholder of Elizabeth Arden, was terminated.

The foregoing description of the Nightingale Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Nightingale Agreement, which was filed as Exhibit 10.1 to Elizabeth Arden’s Current Report on Form 8-K filed with the SEC on June 17, 2016.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Rule or Standard Transfer of Listing.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 3.01.

In connection with the closing of the Merger, Elizabeth Arden notified the NASDAQ Stock Market (“NASDAQ”) on the Closing Date that, at the Effective Time, each share of Elizabeth Arden Common Stock (other than Excluded Shares) issued and outstanding immediately prior to such time, was cancelled and extinguished and converted into the right to receive the Per Share Merger Consideration.  On the Closing Date, NASDAQ filed with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of Elizabeth Arden’s Common Stock from NASDAQ and the deregistration of Elizabeth Arden’s Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  September 7, 2016 was the last date that Elizabeth Arden’s Common Stock traded on the NASDAQ.  Elizabeth Arden intends to file with the SEC a Form 15 requesting the termination of registration of Elizabeth Arden’s Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 3.03.

At the Effective Time, each holder of Elizabeth Arden’s Common Stock (other than holders of Excluded Shares) issued and outstanding immediately prior to the Effective Time ceased to have any rights as a shareholder of Elizabeth Arden, other than the right of the holders of Elizabeth Arden’s Common Stock (other than holders of Excluded Shares) to receive the Per Share Merger Consideration pursuant to the Merger Agreement.

Item 5.01. Changes in Control of Registrant.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 5.01.

As a result of the Merger, a change in control of Elizabeth Arden occurred and Elizabeth Arden became a wholly-owned subsidiary of RCPC.  Revlon acquired all of the outstanding shares of Elizabeth Arden’s Common Stock in exchange for the Per Share Merger Consideration, which together with the amounts for the repurchase of the Series A Preferred Stock and the redemption of the Elizabeth Arden’s 7⅜% senior notes due 2021, represent an enterprise value of Elizabeth Arden of approximately $870 million, which was funded through the proceeds of Revlon’s debt financing together with available cash of RCPC (in each case, as described under Item 2.01 of this Current Report on Form 8-K).

The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to Elizabeth Arden’s Current Report on Form 8-K filed with the SEC on June 17, 2016.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Merger, and as contemplated by the Merger Agreement (and not because of any disagreement with Elizabeth Arden), all of Elizabeth Arden’s directors ceased to be directors of Elizabeth Arden as of the Effective Time.  In accordance with the terms of the Merger Agreement, at the Effective Time, the directors of Acquisition Sub, which consisted of certain Revlon officers, namely Mitra Hormozi, Michael T. Sheehan and Yossi Almani, became the directors of Elizabeth Arden.

In connection with the consummation of the Merger, E. Scott Beattie ceased serving as an officer of Elizabeth Arden as of the Effective Time, and it is expected that he will join Revlon, Inc.’s board of directors as non-executive Vice Chairman and serve as a senior advisor to Fabian Garcia, Revlon’s President and Chief Executive Officer.  All other officers of Elizabeth Arden immediately prior to the Effective Time continued as officers of Elizabeth Arden following the Merger.

On the Closing Date, and immediately following the Effective Time, Elizabeth Arden’s board of directors appointed Fabian Garcia to serve as President and Chief Executive Officer of Elizabeth Arden.

Fabian Garcia, age 56, has served as Revlon’s President and Chief Executive Officer since April 15, 2016.  Prior to joining Revlon, Mr. Garcia served in senior executive positions at the Colgate-Palmolive Company, including most recently as its Chief Operating Officer, Global Innovation and Growth, Europe/South Pacific & Hill’s Pet Nutrition, a position he held since 2010, with expanded responsibility for Hill’s Pet Nutrition beginning in 2012. From 2007 to 2010, Mr. Garcia was EVP, President, Colgate-Latin America & Global Sustainability.  Mr. Garcia joined Colgate in 2003 as President, Colgate-Asia Pacific.  Prior to joining Colgate, Mr. Garcia was Senior Vice President of International Operations at the Timberland Company.  Mr. Garcia has served on the Boards of Directors of the following public reporting companies within the last 5 years: Revlon, Inc. (April 2016–present); RCPC (April 2016–present); and Kimberly-Clark Corporation (2011–present).

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the Effective Time, Elizabeth Arden’s articles of incorporation and by-laws, each as in effect immediately prior to the Effective Time, were amended and restated in their entirety and became the articles of incorporation and by-laws, respectively, of the surviving corporation.

Elizabeth Arden’s Second Amended and Restated Articles of Incorporation are filed as Exhibit 3.1 hereto and incorporated by reference in their entirety into this Item 5.03.  Elizabeth Arden’s Second Amended and Restated By-Laws, as amended, are filed as Exhibit 3.2 hereto and incorporated by reference in their entirety into this Item 5.03.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 7, 2016, Elizabeth Arden held a special meeting of its shareholders in order to vote upon the following matters relating to the Merger: (1) to consider and vote on a proposal to approve the Merger Agreement; (2) to consider and vote on a proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to Elizabeth Arden’s named executive officers that is based on or otherwise relates to the Merger; and (3) to consider and vote on a proposal to adjourn the special meeting to a later date or time if necessary or appropriate, including to solicit additional proxies in favor of the proposal to approve the Merger Agreement if there are insufficient votes at the time of the special meeting to approve the Merger Agreement.

The following is a summary of the voting results of each matter presented to Elizabeth Arden’s shareholders:

(1)          Elizabeth Arden’s shareholders approved the proposal to adopt the Merger Agreement. The voting results were as follows:

	For	Against	Abstain	Broker Non-Votes	Non-Votes
Common	23,482,378	32,350	6,300	0	6,596,306
Preferred	2,450,000	0	0	0	0
Voting as a Single Class	25,932,378	32,350	6,300	0	6,596,306

(2)          Elizabeth Arden’s shareholders approved the proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to Elizabeth Arden’s named executive officers that is based on or otherwise relates to the Merger.  The voting results were as follows:

	For	Against	Abstain	Broker Non-Votes	Non-Votes
Common	20,162,243	3,308,391	50,394	0	6,596,306
Preferred	2,450,000	0	0	0	0
Voting as a Single Class	22,612,243	3,308,391	50,394	0	6,596,306

(3)          Elizabeth Arden’s shareholders approved the proposal to adjourn the special meeting to a later date or time if necessary or appropriate, including to solicit additional proxies in favor of the proposal to approve the Merger Agreement if there are insufficient votes at the time of the special meeting to approve the Merger Agreement. The voting results were as follows:

	For	Against	Abstain	Broker Non-Votes	Non-Votes
Common	22,504,486	1,009,890	6,652	0	6,596,306
Preferred	2,450,000	0	0	0	0
Voting as a Single Class	24,954,486	1,009,890	6,652	0	6,596,306

Item 9.01.          Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated June 16, 2016, by and among Revlon, Inc., Revlon Consumer Products Corporation, RR Transaction Corp., and Elizabeth Arden, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Elizabeth Arden, Inc. filed with the SEC on June 17, 2016).

3.1	Second Amended and Restated Articles of Incorporation of Elizabeth Arden, Inc.
3.2	Second Amended and Restated By-Laws of Elizabeth Arden, Inc.
10.1
Preferred Stock Repurchase and Warrant Cancellation Agreement, dated June 16, 2016, by and among Revlon, Inc., Revlon Consumer Products Corporation, RR Transaction Corp., Elizabeth Arden, Inc., Nightingale Onshore Holdings L.P. and Nightingale Offshore Holdings L.P. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Elizabeth Arden, Inc. filed with the SEC on June 17, 2016).

Forward-Looking Statements

Statements made in this Current Report on Form 8-K that are not historical facts, including statements about Elizabeth Arden’s plans, projected financial results and liquidity, strategies, focus, beliefs and expectations, are forward-looking and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made and, except for Elizabeth Arden’s ongoing obligations under the U.S. federal securities laws, Elizabeth Arden does not undertake any obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in expectation of results of operations and liquidity, changes in general U.S. or international economic or industry conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after this Current Report on Form 8-K. The forward-looking statements in this Current Report on Form 8-K may include, without limitation, Elizabeth Arden’s beliefs, expectations, focus and/or plans regarding future events. Actual results may differ materially from such forward-looking statements for a number of reasons, including, without limitation, as a result of the risks described and other items in Elizabeth Arden’s filings with the SEC, including in Elizabeth Arden’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC during 2016 (which may be viewed on the SEC’s website at http://www.sec.gov). Additionally, the business and financial materials and any other statement or disclosure on, or made available through, Elizabeth Arden’s website or other websites referenced herein shall not be incorporated by reference into this in this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELIZABETH ARDEN, INC.

	By:	/s/ Oscar E. Marina
Oscar E. Marina
Executive Vice President, General Counsel and Secretary - Elizabeth Arden

Date: September 9, 2016

EXHIBIT INDEX

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated June 16, 2016, by and among Revlon, Inc., Revlon Consumer Products Corporation, RR Transaction Corp., and Elizabeth Arden, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Elizabeth Arden, Inc. filed with the SEC on June 17, 2016).

3.1	Second Amended and Restated Articles of Incorporation of Elizabeth Arden, Inc.
3.2	Second Amended and Restated By-Laws of Elizabeth Arden, Inc.
10.1
Preferred Stock Repurchase and Warrant Cancellation Agreement, dated June 16, 2016, by and among Revlon, Inc., Revlon Consumer Products Corporation, RR Transaction Corp., Elizabeth Arden, Inc., Nightingale Onshore Holdings L.P. and Nightingale Offshore Holdings L.P. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Elizabeth Arden, Inc. filed with the SEC on June 17, 2016).